UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	January 31, 2005
(Date of earliest event reported):

Extendicare Health Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-97293 and 333-116927	98-0066268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Michigan Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 908-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Audited Consolidated Financial Statements
Unaudited Condensed Consolidated Financial Statements
Unaudited Pro Forma Condensed Consolidated Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets

On February 4, 2005, Extendicare Health Services, Inc. (“EHSI”) filed a Form 8-K to report that on January 31, 2005 it had acquired all of the issued and outstanding shares of common stock , $.01 par value, of Assisted Living Concepts, Inc., a Nevada corporation (“ALC”), when Alpha Acquisition, Inc., a Nevada corporation and a wholly owned subsidiary of EHSI (“Alpha”), was merged with and into ALC and ALC continued as the surviving corporation and a wholly owned subsidiary of EHSI. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, EHSI stated that it would file the required financial information within 71 calendar days after the date that the initial Form 8-K was required to be filed (February 4, 2005). This Form 8-K/A is being filed to provide the required financial information.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The required financial statements of ALC as of and for the fiscal year ended December 31, 2003 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required financial statements of ALC as of and for the nine months ended September 30, 2004 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

The required pro forma financial information as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003 are attached hereto as Exhibit 99.4 and are incorporated in their entirety herein by reference.

(c)	Exhibits.

The following exhibits are being filed herewith.

2.1	Plan of Merger and Acquisition Agreement By and Among Extendicare Health Care Services, Inc., Alpha Acquisition, Inc., and Assisted Living Concepts, Inc. (previously filed with Form 8-K filed on November 9, 2004)

99.1	Press Release dated January 31, 2005 (previously filed with Form 8-K filed on February 4, 2005).

99.2	Audited consolidated financial statements of ALC as of and for the fiscal year ended December 31, 2003.

99.3	Unaudited condensed consolidated financial statements of ALC as of and for the nine months ended September 30, 2004.

99.4	Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDICARE HEALTH SERVICES, INC. March 30, 2005
By:	/s/ Richard L. Bertrand
Richard L. Bertrand
	Title:	Vice President, Chief Financial Officer and Treasurer (principal financial officer and principal accounting officer)